Exhibit 10.2
PLEDGE AGREEMENT
     This PLEDGE AGREEMENT dated as of February 22, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Pledge Agreement”), is made by and among HIGH RIVER GOLD MINES (INTERNATIONAL) LTD., a corporation formed under the laws of the Cayman Islands (“High River International”), HIGH RIVER GOLD MINES (WEST AFRICA) LTD., a corporation formed under the laws of the Cayman Islands (“High River Africa”; High River Africa and High River International are sometimes referred to herein individually as a “Grantor” and collectively as the “Grantors”), and ROYAL GOLD, INC., a corporation formed under the laws of Delaware, USA (“Royal Gold”).
Recitals
     A. Société des Mines de Taparko, also known as SOMITA, SA, a société anonyme formed under the laws of the Republic of Burkina Faso (“Somita”), and Royal Gold entered into a Funding Agreement dated as of December 1, 2005 (the “Original Funding Agreement”), as amended by First Amendment to Funding Agreement dated as of February 8, 2006 (the “First Amendment”), and as further amended and restated by Amended and Restated Funding Agreement dated as of February 22, 2006 (as so amended and restated, the “Funding Agreement”). Pursuant to the Funding Agreement, Royal Gold agreed to provide funding to Somita in the amount of U.S. $35,000,000 to be used in the development of the Taparko — Bouroum Project (defined below) in the Republic of Burkina Faso.
     B. High River International is the indirect owner of 90% of the issued and outstanding shares of Somita, through its wholly-owned subsidiary High River Africa. The Government of the Republic of Burkina Faso is the owner of the remaining 10% of the issued and outstanding shares of Somita.
     C. Prior to the date of this Pledge Agreement, Royal Gold has provided Somita the amount of $9,414,000 under the First Tranche pursuant to the terms and conditions of the Original Funding Agreement, as amended by the First Amendment.
     D. It is a condition precedent to Royal Gold’s obligation to disburse the Second Tranche under the Funding Agreement that each of High River International and High River Africa shall execute and deliver to Royal Gold a pledge of stock by each of High River International and High River Africa to assure completion of the Taparko — Bouroum Project, and such other matters as are set forth herein.
     E. The board of directors of High River International has determined that (i) High River International will derive substantial direct and indirect benefit from the transactions contemplated by the Funding Agreement and the documents related thereto, (ii) Somita’s ability to continue to obtain the funding from Royal Gold under the Funding Agreement is important to the financial success of Somita and High River International, (iii) High River International will derive economic benefit from the financial success of Somita, and (iv) it is in the best interests of High River International, and necessary and convenient to the conduct, promotion and attainment of the business of High River International, for High River International to pledge the stock of
EXECUTION VERSION

High River Africa until Project Completion to support the obligations of Somita under the Funding Agreement and the documents related thereto.
     F. The board of directors of High River Africa has determined that (i) High River Africa will derive substantial direct and indirect benefit from the transactions contemplated by the Funding Agreement and the documents related thereto, (ii) Somita’s ability to continue to obtain the funding from Royal Gold under the Funding Agreement is important to the financial success of Somita and High River Africa, (iii) High River Africa will derive economic benefit from the financial success of Somita, and (iv) it is in the best interests of High River Africa, and necessary and convenient to the conduct, promotion and attainment of the business of High River Africa, for High River Africa to pledge the stock of Somita until Project Completion to support the obligations of Somita under the Funding Agreement and the documents related thereto.
     G. This Pledge Agreement is executed and delivered to Royal Gold by each of High River International and High River Africa to induce Royal Gold to disburse the Second Tranche and each subsequent Tranche to Somita under the Funding Agreement and in satisfaction of a condition precedent to Royal Gold providing such funding. Each of High River and High River Africa acknowledges and agrees that Royal Gold would not provide the funding to Somita under the Funding Agreement unless each of High River International and High River Africa executed and delivered this Pledge Agreement.
     H. This Pledge Agreement is the document referred to as “Pledge II” in the Funding Agreement.
Agreement
     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and Somita agrees, for the benefit of Royal Gold, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Terms. Reference is hereby made to the Funding Agreement for all purposes. All terms used in this Pledge Agreement that are defined in the Funding Agreement and not otherwise defined herein shall have the same meanings when used herein. As used herein, terms defined above in the introductory paragraph and the recitals shall have the meanings indicated above, and the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Bouroum Lands” means all of the land included in the Bouroum Permit, being approximately 11.7 square kilometers.
     “Collateral” is defined in Section 2.1.
     “Contribution Agreement” means the Contribution Agreement in Support of Somita Funding Agreement dated as of February 22, 2006, from High River to and for the benefit of Royal Gold.
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     “Distributions” means all non-cash dividends paid on capital securities, liquidating dividends paid on capital securities, shares of capital securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral, but excluding Dividends.
     “Dividends” means cash dividends and cash distributions with respect to any capital securities constituting Collateral that are not a liquidating dividend.
     “Foreign Pledge Agreement” means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by a Grantor or any of its subsidiaries pursuant to the terms of this Pledge Agreement, in form and substance reasonably satisfactory to Royal Gold, as shall be necessary under the laws of organization or incorporation of a Foreign Subsidiary to further protect or perfect a lien on and security interest in any Collateral.
     “Foreign Subsidiary” means any subsidiary of a Grantor that is not organized under the laws of the United States or any state thereof, including, without limitation, High River Africa and Somita.
     “High River” means High River Gold Mines Ltd., a corporation formed under the federal laws of Canada.
     “ICC” has the meaning set forth in Section 7.8.
     “Parties” means Royal Gold and the Grantors.
     “Request for Arbitration” has the meaning set forth in Section 7.8.
     “Rules” has the meaning set forth in Section 7.8.
     “Secretariat” has the meaning set forth in Section 7.8.
     “Secured Obligations” means, as of any date of measurement, (a) all amounts then disbursed by Royal Gold to Somita, in Tranches or any other manner, pursuant to the Funding Agreement, and (b) the HRG Fundings (as defined in the Contribution Agreement).
     “Specified Event” means the occurrence and continuance of any Event of Default under the Funding Agreement, the Contribution Agreement or the Guaranty and Agreement in Support of Somita Funding Agreement, dated as of February 22, 2006, from High River to and for the benefit of Royal Gold.
     “Taparko — Bouroum Project” means development and exploitation of the Taparko Lands and the Bouroum Lands for production of gold and associated precious metals, including construction of a mine, support facilities and the Taparko Processing Facility.
     “Taparko Lands” means that portion of the land included in the Taparko Permit, being approximately 34.7 square kilometers out of the total 666.5 square kilometers included in such permit, which land is more particularly described in Exhibit A attached hereto.
EXECUTION VERSION

     “Termination Date” means the Completion Date under and defined in the Funding Agreement.
     “UCC” means the Uniform Commercial Code as enacted from time to time in the State of Colorado, or in any jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority of any security interest purported to be created under the Funding Documents.
     SECTION 1.2. UCC Definitions. Unless otherwise defined herein or in the Funding Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.
ARTICLE II
SECURITY INTEREST
     SECTION 2.1. Grant of Security Interest. Each Grantor hereby pledges, hypothecates, charges, mortgages, delivers and transfers to Royal Gold, for its benefit and the ratable benefit of Royal Gold, and hereby grants to Royal Gold, for its benefit and the ratable benefit of Royal Gold, a continuing security interest in all of the following property of such Grantor, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):
     (a) (i) all investment property consisting of the capital securities of each issuer of such capital securities described in Schedule I hereto in which such Grantor has an interest and (ii) all other capital securities which are interests in limited liability companies or partnerships consisting of the capital securities of each issuer of such capital securities described in Schedule I hereto in which such Grantor has an interest, in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a)(i) and (a)(ii);
     (b) all certificates, agreements (including stockholders agreements, partnerships agreements, operating agreements and limited liability company agreements), books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing Collateral; and
     (c) all products, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including, to the extent not otherwise included, all payments under insurance (whether or not Royal Gold is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).
     SECTION 2.2. Security for Secured Obligations. This Pledge Agreement and the Collateral in which Royal Gold for its benefit is granted a security interest hereunder by the Grantors secures the payment of all Secured Obligations now or hereafter existing.
EXECUTION VERSION

     SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding,
     (a) each Grantor will remain liable under any contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Pledge Agreement had not been executed;
     (b) the exercise by Royal Gold of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and
     (c) Royal Gold will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Pledge Agreement, nor will Royal Gold be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 2.4. Security Interest Absolute, etc. This Pledge Agreement shall in all respects be a continuing grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of Royal Gold and the security interests granted to Royal Gold for its benefit hereunder, and all obligations of each Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:
     (a) any lack of validity, legality or enforceability of any Funding Document;
     (b) the failure of Royal Gold:
     (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person under the provisions of any Funding Document or otherwise, or
     (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;
     (c) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Funding Document;
     (d) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including each Grantor hereunder) of the Secured Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by Royal Gold securing any of the Secured Obligations; or
     (e) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a Grantor, any surety or any guarantor, other than, in each case, payment of the Secured Obligations in full.
EXECUTION VERSION

     SECTION 2.5. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Funding Document to which it is a party. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of Royal Gold and shall immediately be paid and turned over to Royal Gold for the benefit of Royal Gold in the exact form received by such Grantor (duly endorsed in favor of Royal Gold, if required), to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 6.1.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     In order to induce Royal Gold to enter into the Funding Agreement and make credit extensions thereunder, each Grantor represents and warrants to Royal Gold and Royal Gold as set forth below.
     SECTION 3.1. As to Capital Securities of Subsidiaries. With respect to any subsidiary (the capital securities of which are or are required to be pledged hereunder) of such Grantor that is a corporation, business trust, joint stock company, société anonyme or similar Person, all capital securities issued by such subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate. The percentage of the issued and outstanding capital securities of each subsidiary pledged by such Grantor hereunder are as set forth on Schedule I hereto.
     SECTION 3.2. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, except for Liens created by this Pledge Agreement. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of Royal Gold relating to this Pledge Agreement.
     SECTION 3.3. Validity, etc. This Pledge Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations. Such Grantor has authorized financing statements suitable for filing in the appropriate offices therefor and has taken all of the actions necessary to create perfected and first-priority security interests in the applicable Collateral (other than the filing of such financing statements).
     SECTION 3.4. Authorization, Approval, etc. Except as have been obtained or made (or will be made by Royal Gold pursuant to the Funding Agreement) and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority is required either:
     (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Pledge Agreement by such Grantor;
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     (b) for the perfection of (other than the filing of financing statements that have been authorized by such Grantor in the appropriate offices therefor) or the exercise by Royal Gold of its rights and remedies hereunder; or
     (c) for the exercise by Royal Gold of the voting or other rights provided for in this Pledge Agreement, except (i) with respect to any securities issued by a subsidiary of such Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.
     SECTION 3.5. Best Interests. It is in the best interests of each Grantor to execute this Pledge Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the disbursement of Tranches to Somita from time to time pursuant to the Funding Agreement, and each of High River International and High River Africa understands and agrees that Royal Gold is relying on this representation in agreeing to disburse Tranches to Somita under the Funding Agreement.
ARTICLE IV
COVENANTS
     Each Grantor covenants and agrees that such Grantor will perform, comply with and be bound by the obligations set forth below until the Termination Date.
     SECTION 4.1. As to Investment Property, etc.
     SECTION 4.1.1. Capital Securities of Subsidiaries.
     (a) High River International will not allow High River Africa to issue uncertificated securities.
     (b) High River Africa will not allow Somita to issue uncertificated securities.
     SECTION 4.1.2. Stock Powers, etc. Such Grantor agrees that all certificated securities delivered by such Grantor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to Royal Gold.
     SECTION 4.1.3. Continuous Pledge. Such Grantor will deliver to Royal Gold and at all times keep pledged to Royal Gold pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral.
     SECTION 4.1.4. Voting Rights; Dividends, etc. Such Grantor agrees:
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     (a) promptly upon the occurrence and during the continuance of a Specified Event and without any request therefor by Royal Gold, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by Royal Gold) to Royal Gold all Dividends and Distributions with respect to investment property and all proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by Royal Gold as additional Collateral; and
     (b) that, promptly upon the occurrence and during the continuance of a Specified Event, (i) Royal Gold may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting ownership interests in subsidiaries of such Grantor and such Grantor hereby grants Royal Gold an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and (ii) it shall promptly deliver to Royal Gold such additional proxies and other documents as may be necessary to allow Royal Gold to exercise such voting power.
All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by such Grantor but that such Grantor is then obligated to deliver to Royal Gold, shall, until delivery to Royal Gold, be held by such Grantor separate and apart from its other property in trust for Royal Gold. Royal Gold agrees that unless a Specified Event shall have occurred and be continuing, such Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and Royal Gold will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral (except as permitted by any Funding Document) or be materially inconsistent with or violate any provision of any Funding Document.
     SECTION 4.2. Somita Governance. Each of High River International and High River Africa covenants and agrees that the directeur général of Somita is, and at all times shall be, a person who is a representative of, and has been appointed by, High River Gold Mines Ltd., High River International or High River Africa.
     SECTION 4.3. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that is necessary that is requested by Royal Gold may in order to perfect, preserve and protect any security interest granted hereby or to enable Royal Gold to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:
     (a) from time to time upon the request of Royal Gold, promptly deliver to Royal Gold such stock powers, instruments and similar documents, satisfactory in form and substance to Royal Gold, with respect to such Collateral as Royal Gold may request and will, from time to time upon the request of Royal Gold after the occurrence and during the continuance of any Specified Event promptly transfer any securities constituting Collateral into the name of any nominee designated by Royal Gold;
EXECUTION VERSION

     (b) file (or cause to be filed or authorize to be filed) such financing statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as is necessary or that Royal Gold has requested in order to perfect and preserve the security interests and other rights granted to Royal Gold hereby;
     (c) deliver to Royal Gold and at all times keep pledged to Royal Gold pursuant hereto, on a first-priority, perfected basis, at the request of Royal Gold, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;
     (d) furnish to Royal Gold, from time to time at Royal Gold’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Royal Gold may reasonably request, all in reasonable detail; and
     (e) do all things requested by Royal Gold in order to enable Royal Gold to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of deposit accounts, accounts and letter of credit rights) over any Collateral; and
with respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes Royal Gold to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
     SECTION 4.4. Prohibition on Amendment to Article of Association. High River Africa shall not amend or otherwise modify its Articles of Association without the prior written consent of Royal Gold, which consent shall not be withheld unreasonably.
ARTICLE V
ROYAL GOLD AS ATTORNEY-IN-FACT
     SECTION 5.1. Royal Gold Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Royal Gold its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in Royal Gold’s discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which Royal Gold may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including:
EXECUTION VERSION

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; and
     (b) to file any claims or take any action or institute any proceedings which Royal Gold may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Royal Gold with respect to any of the Collateral; and
     (c) to perform the affirmative obligations of Grantor hereunder.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
     SECTION 5.2. Royal Gold May Perform. If any Grantor fails to perform any agreement contained herein, Royal Gold may itself perform, or cause performance of, such agreement, and the reasonable expenses of Royal Gold incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.4.
     SECTION 5.3. Royal Gold Has No Duty. The powers conferred on Royal Gold hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Royal Gold shall have no duty as to any Collateral (except as required by law) or responsibility for:
     (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not Royal Gold has or is deemed to have knowledge of such matters, or
     (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
ARTICLE VI
REMEDIES
     SECTION 6.1. Certain Remedies. If any Specified Event shall have occurred and be continuing:
     (a) Royal Gold may exercise in respect of all or any part of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:
     (i) require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Royal Gold forthwith, assemble all or any part of the Collateral as directed by Royal Gold and make it available to Royal Gold at
EXECUTION VERSION

a place to be designated by Royal Gold which is reasonably convenient to both parties, and
     (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more transactions at public or private sale, at Royal Gold’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Royal Gold may deem reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Royal Gold shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Royal Gold may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All cash proceeds received by Royal Gold in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by Royal Gold against, all or any part of the Secured Obligations as Royal Gold shall determine in its sole discretion.
     (c) Royal Gold may:
     (i) transfer all or any part of the Collateral into the name of Royal Gold or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,
     (ii) notify the parties obligated on any of the Collateral to make payment to Royal Gold of any amount due or to become due thereunder,
     (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,
     (iv) take control of any proceeds of the Collateral, and
     (v) execute (in the name, place and stead of the relevant Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
     SECTION 6.2. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, Royal Gold is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict public issuances or sales of securities, the number of prospective bidders and purchasers, require that such prospective
EXECUTION VERSION

bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Royal Gold be liable nor accountable to the relevant Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Notwithstanding anything herein to the contrary, for a period of ninety (90) days following the occurrence of an Event of Default (as defined in the Contribution Agreement) under the Contribution Agreement, Royal Gold shall refrain from taking any action with respect to the sale of the Collateral to which it would otherwise be entitled under this Article VI or otherwise. If High River has not fully satisfied, or caused the full satisfaction of, its obligations with respect to all amounts to be funded by High River pursuant to the Contribution Agreement by the end of that ninety (90) day period, Royal Gold shall be entitled to exercise all remedies provided for herein and in any of the other Funding Documents immediately thereafter. Royal Gold shall provide High River notice of the date on which such ninety (90) day period has commenced in accordance with Section 7.6.
     SECTION 6.3. Protection of Collateral. Royal Gold may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and Royal Gold may from time to time take any other action which Royal Gold reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     SECTION 7.1. Binding on Successors, Transferees and Assigns; Assignment. This Pledge Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon High River, High River Africa and Somita, and their respective successors, transferees and assigns and shall inure to the benefit of and be enforceable by Royal Gold and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Funding Agreement) assign any of its obligations hereunder without the prior written consent of Royal Gold.
     SECTION 7.2. Amendments, etc. Subject to any contrary provision in the Funding Agreement, no amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Grantor from its obligations under this Pledge Agreement, shall in any event be effective unless the same shall be in writing and signed by Royal Gold and the relevant Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
EXECUTION VERSION

     SECTION 7.3. No Waiver; Remedies. No failure on the part of Royal Gold to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 7.4. Headings. The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provisions thereof.
     SECTION 7.5. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 7.6. Governing Law, Notices, Service of Process, Entire Agreement, etc.
          (a) THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO.
          (b) All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party in accordance with Section 8.2 of the Funding Agreement. The addresses for High River International and High River Africa are as listed in Section 7.6(c).
          (c) Service of process in any matter shall be made to High River International and High River Africa (as applicable) at the following addresses:
High River International:
High River Gold Mines (International) Ltd.
c/o High River Gold Mines Ltd.
155 University Avenue
Suite 1700
Toronto, Ontario M5H 3B7
Attention: President
Facsimile: (416) 360-0010
High River Africa:
High River Gold Mines (West Africa) Ltd.
c/o High River Gold Mines Ltd.
155 University Avenue
Suite 1700
Toronto, Ontario M5H 3B7
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Attention: President
Facsimile: (416) 360-0010
          Each of High River International and High River Africa agrees that service of process, writ, judgment, or other notice of legal process at the address above shall be (i) deemed and held in every respect to be effective personal service upon it, and (ii) deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, or by delivery service with proof of delivery. Each of High River International and High River Africa shall maintain a presence at the address above (unless changed by similar notice in writing given by the particular Person whose address is to be changed) continuously at all times while any of High River International or High River Africa is obligated under this Agreement or any of the other Funding Documents. Nothing herein shall affect Royal Gold’s right to serve process in any other manner permitted by applicable law.
          (d) This Pledge Agreement and the other Funding Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7.7. Consent to Jurisdiction; Waiver of Jury Trial, etc..
     (a) EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON EXCLUSIVE JURISDICTION OF, AT THE ELECTION OF ROYAL GOLD, ANY UNITED STATES FEDERAL OR COLORADO STATE COURT SITTING IN DENVER, COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT SHALL AFFECT ANY RIGHT THAT ROYAL GOLD MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION 7.7(a). EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED
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BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     (b) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURTS BY THE MAILING THEREOF IN ACCORDANCE WITH SECTION 7.6(c) OF THIS PLEDGE AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ROYAL GOLD TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
     (c) EACH OF THE GRANTORS AGREES THAT SERVICE OF ALL WRITS, PROCESS AND SUMMONSES RELATING TO SUCH GRANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF COLORADO MAY BE MADE UPON HIGH RIVER GOLD MINES LTD. (“HIGH RIVER”), LOCATED AT 155 UNIVERSITY AVENUE, SUITE 1700, TORONTO, ONTARIO M5H 3B7, AND EACH OF THE GRANTORS HEREBY DULY AND IRREVOCABLY APPOINTS HIGH RIVER AS ITS AGENT AND TRUE AND LAWFUL ATTORNEY-IN-FACT IN ITS NAME, PLACE AND STEAD TO ACCEPT SUCH SERVICE OF ANY AND ALL SUCH WRITS, PROCESS AND SUMMONSES, AND AGREES THAT THE FAILURE OF HIGH RIVER TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO THE APPLICABLE GRANTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT BASED THEREON. HIGH RIVER HEREBY IRREVOCABLY ACCEPTS SUCH APPOINTMENT AND AGREES TO IMMEDIATELY FORWARD ANY SUCH SERVICE TO THE APPLICABLE GRANTOR.
     (d) Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     (e) EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS PLEDGE AGREEMENT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.
     (f) Each Grantor represents and warrants that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement..
       SECTION 7.8. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
       SECTION 7.9. Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to Royal Gold for its benefit and the ratable
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benefit of Royal Gold, each Grantor and Royal Gold hereby agree that the terms and provisions of this Pledge Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to Royal Gold and Royal Gold under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided, that, in the event that the terms of this Pledge Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.
     SECTION 7.10. Disposition of Assets by High River Africa. Notwithstanding anything contained herein to the contrary, High River Africa shall have the right to dispose of any assets owned by it, other than the Collateral or other assets relating to the Taparko-Bouroum Project, without the consent of Royal Gold.
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     Each of the parties hereto has caused this Pledge Agreement to be duly executed and delivered by its authorized officer as of the date first above written.

HIGH RIVER GOLD MINES
(INTERNATIONAL) LTD.

By:
Name:
Title:

HIGH RIVER GOLD MINES (WEST AFRICA) LTD.

By:
Name:
Title:

ROYAL GOLD, INC.

By:
Name:
Title:

COUNTERPART SIGNATURE PAGE TO PLEDGE AGREEMENT

[INSERT APPROPRIATE NOTARY BLOCKS]
NOTARY SIGNATURE PAGE TO PLEDGE AGREEMENT

SCHEDULE I
to Pledge Agreement
PLEDGOR
High River International:

				Common Stock
			Authorized	Outstanding
Issuer (corporate)	Cert. #	# of Shares	Shares	Shares	% of Shares Pledged
High River Gold Mines (West Africa) Ltd.*	2	2,500,000	100,000,000	12,270,000	100%
High River Gold Mines (West Africa) Ltd.*	3	5,010,000	100,000,000	12,270,000	100%
High River Gold Mines (West Africa) Ltd.*	4	4,760,000	100,000,000	12,270,000	100%

*	High River International owns 12,270,000 shares of the outstanding capital stock of High River Africa, which shares are represented by Certificate No. 2 (2,500,000 shares), Certificate No. 3 (5,010,000 shares) and Certificate No. 4 (4,760,000 shares). High River has delivered such certificates to Royal Gold pursuant to the Pledge Agreement. Copies of such stock certificates, together with accompanying stock powers, are attached to this Schedule I. High River International is pledging 100% of its ownership interest in High River Africa pursuant to the Pledge Agreement, which represents 100% of the issued and outstanding shares of High River Africa.
PLEDGOR
High River Africa:

				Stock
			Authorized	Outstanding
Issuer (corporate)	Cert. #	# of Shares	Shares	Shares	% of Shares Pledged
Société des Mines de Taparko *	1	900	1,000	1,000	90%

*	High River Africa owns 900 shares of the outstanding capital stock of Somita, which shares are represented by Certificate No. 1 (900 shares). High River Africa has delivered such certificate to Royal Gold pursuant to the Pledge Agreement. Copies of such stock certificate, together with accompanying stock power, are attached to this Schedule I. High River Africa is pledging 100% of its ownership interest in Somita pursuant to the Pledge Agreement, which represents 90% of the issued and outstanding shares of Somita.